UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2003

THE GILLETTE COMPANY

(Exact name of registrant as specified in its charter)
DELAWARE

(State or other jurisdiction of incorporation)

1-922

(Commission File Number)

04-1366970

(IRS Employer Identification No.)

PRUDENTIAL TOWER BUILDING, BOSTON, MA 02199

(Address of principal executive offices)               (Zip Code)

Registrant´s telephone number, including area code: (617) 421-7000

Item 5. Other Events and Regulation FD Disclosure.

The Gillette Company issued a press release on March 13, 2003 announcing the nomination and appointment of two new directors and amendments to its agreement with Berkshire Hathaway Inc. A copy of the press release announcing this information is attached to this report as Exhibit 99.1. Also, being filed with this report as Exhibit 4.1 is the amendment dated March 13, 2003 to the Letter Agreement dated July 20, 1989, between The Gillette Company and Berkshire Hathaway Inc.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

4.1 Amendment to the Letter Agreement, dated July 20, 1989, between The Gillette Company and Berkshire Hathaway Inc.

99.1 Press Release issued by The Gillette Company on March 13, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                THE GILLETTE COMPANY

                By: /s/ William J. Mostyn III,
                     Willliam J. Mostyn III
                     Secretary

March 14, 2003

EXHIBIT INDEX
Exhibit Number                        Description
4.1                                   Amendment to the Letter Agreement, dated July 20, 1989, between The Gillette Company and Berkshire Hathaway Inc.

99.1                                  Press Release issued by The Gillette Company on January 30, 2003.